Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	Second Quarter		Year-to-Date
	2021	2020	2021	2020
NET SALES	$4,300.9	$3,147.4	$8,498.0	$6,276.8
COSTS AND EXPENSES
Cost of sales	2,757.3	2,134.7	5,390.1	4,241.0
Gross margin	1,543.6	1,012.7	3,107.9	2,035.8
% of Net Sales	35.9%	32.2%	36.6%	32.4%
Selling, general and administrative	901.6	732.0	1,754.5	1,480.5
% of Net Sales	21.0%	23.3%	20.6%	23.6%
Operating margin	642.0	280.7	1,353.4	555.3
% of Net sales	14.9%	8.9%	15.9%	8.8%
Other - net	53.8	86.9	112.8	161.8
Loss on sales of businesses	2.6	—	3.6	—
Restructuring charges	14.0	27.9	16.3	31.8
Income from operations	571.6	165.9	1,220.7	361.7
Interest - net	43.8	54.8	88.4	104.4
EARNINGS BEFORE INCOME TAXES AND EQUITY INTEREST	527.8	111.1	1,132.3	257.3
Income taxes	73.7	(117.3)	193.2	(104.4)
NET EARNINGS BEFORE EQUITY INTEREST	454.1	228.4	939.1	361.7
Share of net earnings of equity method investment	4.4	10.3	6.2	10.1
NET EARNINGS	458.5	238.7	945.3	371.8
Less: net (losses) earnings attributable to non-controlling interests	(1.0)	0.3	(1.6)	0.2
NET EARNINGS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	$459.5	$238.4	$946.9	$371.6
Less: Preferred stock dividends	4.8	4.7	14.2	4.7
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$454.7	$233.7	$932.7	$366.9

EARNINGS PER SHARE OF COMMON STOCK
Basic	$2.87	$1.52	$5.90	$2.41
Diluted	$2.81	$1.52	$5.80	$2.39
DIVIDENDS PER SHARE OF COMMON STOCK	$0.70	$0.69	$1.40	$1.38
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	158,644	153,330	158,081	152,011
Diluted	161,571	154,154	160,861	153,290

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	July 3, 2021	January 2, 2021
ASSETS
Cash and cash equivalents	$440.4	$1,381.0
Accounts and notes receivable, net	1,994.7	1,512.2
Inventories, net	3,679.5	2,737.4
Other current assets	441.1	405.4
Total current assets	6,555.7	6,036.0
Property, plant and equipment, net	2,038.4	2,053.8
Goodwill and other intangibles, net	13,934.7	14,093.5
Other assets	1,434.1	1,383.0
Total assets	$23,962.9	$23,566.3
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$2.6	$1.5
Accounts payable	2,998.7	2,446.4
Accrued expenses	2,401.2	2,110.4
Total current liabilities	5,402.5	4,558.3
Long-term debt	4,246.2	4,245.4
Other long-term liabilities	3,228.2	3,696.2
Stanley Black & Decker, Inc. shareowners’ equity	11,084.0	11,059.6
Non-controlling interests’ equity	2.0	6.8
Total liabilities and shareowners' equity	$23,962.9	$23,566.3

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		Second Quarter		Year-to-Date
		2021	2020	2021	2020
	OPERATING ACTIVITIES
	Net earnings	$458.5	$238.7	$945.3	$371.8
	Depreciation and amortization	142.4	144.7	286.4	285.8
	Loss on sales of businesses	2.6	—	3.6	—
	Share of net earnings of equity method investment	(4.4)	(10.3)	(6.2)	(10.1)
	Changes in working capital[1]	(196.4)	(206.4)	(916.8)	(719.1)
	Other	41.7	161.5	(25.7)	(5.4)
	Net cash provided by (used in) operating activities	444.4	328.2	286.6	(77.0)
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(105.1)	(64.5)	(193.4)	(147.4)
	Business acquisitions, net of cash acquired	(1.3)	0.4	(1.5)	(1,302.0)
	Purchases of investments	(4.0)	(7.1)	(11.0)	(13.6)
	Net investment hedge settlements	—	16.6	(52.6)	41.0
	Proceeds from debt issuance, net of fees	—	(3.8)	—	1,482.6
	Stock purchase contract fees	(9.8)	(20.0)	(19.6)	(40.1)
	Net short-term borrowings (repayments)	1.8	(980.8)	1.1	371.1
	Proceeds from issuances of common stock	36.3	756.7	100.4	801.3
	Purchases of common stock for treasury	(2.4)	(0.3)	(17.3)	(9.3)
	Redemption and conversion of preferred stock	(750.0)	—	(750.0)	—
	Craftsman deferred purchase price	—	—	—	(250.0)
	Craftsman contingent consideration	(6.9)	(33.0)	(13.9)	(33.0)
	Termination of forward starting interest rate swaps	—	—	—	(20.5)
	Cash dividends on common stock	(111.6)	(105.8)	(221.7)	(211.4)
	Cash dividends on preferred stock	(9.5)	—	(18.9)	—
	Effect of exchange rate changes on cash	8.5	(1.6)	(30.4)	(24.2)
	Other	0.4	(6.7)	(6.6)	(5.5)
	Net cash (used in) provided by investing and financing activities	(953.6)	(449.9)	(1,235.4)	639.0
	(Decrease) increase in cash, cash equivalents and restricted cash	(509.2)	(121.7)	(948.8)	562.0
	Cash, cash equivalents and restricted cash, beginning of period	958.7	998.3	1,398.3	314.6
	Cash, cash equivalents and restricted cash, end of period	$449.5	$876.6	$449.5	$876.6
	Free Cash Flow Computation[2]
	Net cash provided by (used in) operating activities	$444.4	$328.2	$286.6	$(77.0)
	Less: capital and software expenditures	(105.1)	(64.5)	(193.4)	(147.4)
	Free cash flow (before dividends)	$339.3	$263.7	$93.2	$(224.4)

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		July 3, 2021	January 2, 2021
	Cash and cash equivalents	$440.4	$1,381.0
	Restricted cash included in Other current assets	9.1	17.3
	Cash, cash equivalents and restricted cash	$449.5	$1,398.3

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common and preferred stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	Second Quarter		Year-to-Date
	2021	2020	2021	2020
NET SALES
Tools & Storage	$3,196.5	$2,197.2	$6,259.4	$4,268.0
Industrial	602.2	517.5	1,259.9	1,108.2
Security	502.2	432.7	978.7	900.6
Total	$4,300.9	$3,147.4	$8,498.0	$6,276.8
SEGMENT PROFIT
Tools & Storage	$635.1	$345.1	$1,286.4	$579.9
Industrial	62.4	5.1	163.6	72.9
Security	36.9	9.2	71.5	30.1
Segment Profit	734.4	359.4	1,521.5	682.9
Corporate Overhead	(92.4)	(78.7)	(168.1)	(127.6)
Total	$642.0	$280.7	$1,353.4	$555.3
Segment Profit as a Percentage of Net Sales
Tools & Storage	19.9%	15.7%	20.6%	13.6%
Industrial	10.4%	1.0%	13.0%	6.6%
Security	7.3%	2.1%	7.3%	3.3%
Segment Profit	17.1%	11.4%	17.9%	10.9%
Corporate Overhead	(2.1)%	(2.5)%	(2.0)%	(2.0)%
Total	14.9%	8.9%	15.9%	8.8%

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Second Quarter 2021
		Reported	Acquisition- Related Charges & Other[1]	Normalized[3]
	Gross profit	$1,543.6	$2.1	$1,545.7
	% of Net Sales	35.9%		35.9%
	Selling, general and administrative	901.6	(23.6)	878.0
	% of Net Sales	21.0%		20.4%
	Operating profit	642.0	25.7	667.7
	% of Net Sales	14.9%		15.5%
	Earnings before income taxes and equity interest	527.8	42.9	570.7
	Income taxes	73.7	10.8	84.5
	Share of net earnings of equity method investment	4.4	11.0	15.4
	Net earnings attributable to common shareowners	454.7	43.1	497.8
	Diluted earnings per share of common stock	$2.81	$0.27	$3.08

[1]	Acquisition-related and other charges relate primarily to functional transformation initiatives, facility-related costs and restructuring.

		Second Quarter 2020
		Reported	Acquisition- Related Charges & Other[2]	Normalized[3]
	Gross profit	$1,012.7	$42.6	$1,055.3
	% of Net Sales	32.2%		33.5%
	Selling, general and administrative	732.0	(79.2)	652.8
	% of Net Sales	23.3%		20.7%
	Operating profit	280.7	121.8	402.5
	% of Net Sales	8.9%		12.8%
	Earnings before income taxes and equity interest	111.1	169.5	280.6
	Income taxes	(117.3)	159.4	42.1
	Share of net earnings of equity method investment	10.3	3.2	13.5
	Net earnings attributable to common shareowners	233.7	13.3	247.0
	Diluted earnings per share of common stock	$1.52	$0.08	$1.60

[2]	Acquisition-related charges and other relate primarily to a cost reduction program, inventory step-up charges, Security business transformation and margin resiliency initiatives, and a one-time tax benefit related to a supply chain reorganization.
[3]	The normalized 2021 and 2020 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s profit and earnings results aside from the material impact of the acquisition-related charges and other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		Year-to-Date 2021
		Reported	Acquisition- Related Charges & Other[1]	Normalized[3]
	Gross profit	$3,107.9	$7.3	$3,115.2
	% of Net Sales	36.6%		36.7%
	Selling, general and administrative	1,754.5	(43.6)	1,710.9
	% of Net Sales	20.6%		20.1%
	Operating profit	1,353.4	50.9	1,404.3
	% of Net Sales	15.9%		16.5%
	Earnings before income taxes and equity interest	1,132.3	72.9	1,205.2
	Income taxes	193.2	18.2	211.4
	Share of net earnings of equity method investment	6.2	11.2	17.4
	Net earnings attributable to common shareowners	932.7	65.9	998.6
	Diluted earnings per share of common stock	$5.80	$0.41	$6.21

[1]	Acquisition-related and other charges relate primarily to functional transformation initiatives, facility-related costs and restructuring.

		Year-to-Date 2020
		Reported	Acquisition- Related Charges & Other[2]	Normalized[3]
	Gross profit	$2,035.8	$51.7	$2,087.5
	% of Net Sales	32.4%		33.3%
	Selling, general and administrative	1,480.5	(109.0)	1,371.5
	% of Net Sales	23.6%		21.9%
	Operating profit	555.3	160.7	716.0
	% of Net Sales	8.8%		11.4%
	Earnings before income taxes and equity interest	257.3	231.2	488.5
	Income taxes	(104.4)	172.5	68.1
	Share of net earnings of equity method investment	10.1	4.2	14.3
	Net earnings attributable to common shareowners	366.9	62.9	429.8
	Diluted earnings per share of common stock	$2.39	$0.41	$2.80

[2]	Acquisition-related charges and other relate primarily to a cost reduction program, inventory step-up charges, deal costs, Security business transformation and margin resiliency initiatives, and a one-time tax benefit related to a supply chain reorganization.
[3]	The normalized 2021 and 2020 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s profit and earnings results aside from the material impact of the acquisition-related charges and other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Second Quarter 2021
		Reported	Acquisition- Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$635.1	$9.2	$644.3
	Industrial	62.4	3.0	65.4
	Security	36.9	6.0	42.9
	Segment Profit	734.4	18.2	752.6
	Corporate Overhead	(92.4)	7.5	(84.9)
	Total	$642.0	$25.7	$667.7
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	19.9%		20.2%
	Industrial	10.4%		10.9%
	Security	7.3%		8.5%
	Segment Profit	17.1%		17.5%
	Corporate Overhead	(2.1)%		(2.0)%
	Total	14.9%		15.5%

[1]	Acquisition-related and other charges relate primarily to functional transformation initiatives and facility-related costs.

		Second Quarter 2020
		Reported	Acquisition- Related and Other Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$345.1	$28.4	$373.5
	Industrial	5.1	40.6	45.7
	Security	9.2	32.5	41.7
	Segment Profit	359.4	101.5	460.9
	Corporate Overhead	(78.7)	20.3	(58.4)
	Total	$280.7	$121.8	$402.5
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	15.7%		17.0%
	Industrial	1.0%		8.8%
	Security	2.1%		9.6%
	Segment Profit	11.4%		14.6%
	Corporate Overhead	(2.5)%		(1.9)%
	Total	8.9%		12.8%

[2]	Acquisition-related and other charges relate primarily to a cost reduction program, inventory step-up charges, Security business transformation and margin resiliency initiatives.
[3]	The normalized 2021 and 2020 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		Year-to-Date 2021
		Reported	Acquisition- Related and Other Charges[1]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$1,286.4	$13.4	$1,299.8
	Industrial	163.6	6.6	170.2
	Security	71.5	11.8	83.3
	Segment Profit	1,521.5	31.8	1,553.3
	Corporate Overhead	(168.1)	19.1	(149.0)
	Total	$1,353.4	$50.9	$1,404.3
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	20.6%		20.8%
	Industrial	13.0%		13.5%
	Security	7.3%		8.5%
	Segment Profit	17.9%		18.3%
	Corporate Overhead	(2.0)%		(1.8)%
	Total	15.9%		16.5%

[1]	Acquisition-related and other charges relate primarily to functional transformation initiatives and facility-related costs.

		Year-to-Date 2020
		Reported	Acquisition- Related and Other Charges[2]	Normalized[3]
	SEGMENT PROFIT
	Tools & Storage	$579.9	$31.5	$611.4
	Industrial	72.9	51.0	123.9
	Security	30.1	46.4	76.5
	Segment Profit	682.9	128.9	811.8
	Corporate Overhead	(127.6)	31.8	(95.8)
	Total	$555.3	$160.7	$716.0
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	13.6%		14.3%
	Industrial	6.6%		11.2%
	Security	3.3%		8.5%
	Segment Profit	10.9%		12.9%
	Corporate Overhead	(2.0)%		(1.5)%
	Total	8.8%		11.4%

[2]	Acquisition-related and other charges relate primarily to a cost reduction program, inventory step-up charges, Security business transformation and margin resiliency initiatives.
[3]	The normalized 2021 and 2020 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company's segment profit results aside from the material impact of the acquisition-related and other charges.